EXHIBIT 32.2
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Arch Management Services Inc. (the "Registrant") on Form 10-QSB for the period ending May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gilles Simard, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  July 17, 2006                    By: /s/ Gilles Simard
                                            ------------------------------------
                                            Name:  Gilles Simard
                                            Title: Chief Financial Officer